Exhibit 10.7

                               ADVISORY AGREEMENT



               ADVISORY AGREEMENT, dated as of May 1, 1998, between RECOVERY EQUITY INVESTORS II, L.P., a Delaware limited partnership (the "Consultant"), and CHADMOORE WIRELESS GROUP, INC., a Colorado corporation (the "Company").

               WHEREAS, the Consultant and the Company are parties to that certain Investment Agreement, dated as of May 1, 1998 (as the same may be amended, supplemented, or otherwise modified from time to time, the "Investment Agreement"), between the Consultant and the Company;

               WHEREAS, the Consultant has staff specially skilled in corporate finance, strategic planning, and other management skills and services;

               WHEREAS, prior to the date hereof, the Consultant has become familiar with the operations, business, assets, and liabilities of the Company as a result of its involvement in planning, structuring, and negotiating the Investment Agreement and the transactions contemplated by the Investment Agreement;

               WHEREAS,   following  the   consummation   of  the   transactions
contemplated by the Investment Agreement, the Company will require the Consultant's special skills and management advisory services in connection with its general business operations; and

               WHEREAS, the Consultant is willing to provide such skills and services to the Company on the terms and conditions set forth below.

               NOW  THEREFORE,   in  consideration  of  the  mutual  rights  and
obligations set forth herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

               1. Engagement. The Company hereby engages the Consultant for the Term (as hereinafter defined) upon the terms and conditions set forth herein to provide consulting and management advisory services to the Company. These services will be in the field of financial and strategic corporate planning and such other management areas as the Consultant and the Company shall mutually agree ("Services"). In consideration of the compensation specified herein, the Consultant accepts such engagement and agrees to perform the Services, in each case upon the terms and conditions set forth herein.

               2. Term. The engagement hereunder shall be for a term (the "Term") commencing on the date hereof and ending on the fifth anniversary of the date hereof.

               3. Services to be Performed. The Consultant shall devote such time and efforts to the performance of the Services as the Consultant deems necessary or appropriate to the performance of such services. However, no precise number of hours is to be devoted by the Consultant on a weekly or monthly basis. The Consultant may perform the Services directly, through its employees or agents or, with the approval of the Company, which shall not be unreasonably withheld, with such outside consultants as the Consultant may engage for such purpose. The Company acknowledges that, subject to compliance with Section 4 of this Advisory Agreement, the Consultant's services to it are not exclusive and that the Consultant, its Affiliates, and their respective partners, officers, directors, employees, representatives, and agents will render similar services to other Persons.

               4. Confidentiality. The Consultant shall maintain secrecy with respect to all non-public information of the Company which may come into its possession as a result of performance of services under this Advisory Agreement, and shall use its best efforts to ensure that its Affiliates, officers, directors, employees, representatives, and agents also maintain the secrecy of such information, except for any such information which, as determined by the Consultant in its reasonable discretion, is required to be disclosed by the Consultant or any such Affiliate, officer, director, employee, representative, or agent pursuant to any subpoena, order, law, or regulation.

               5.      Compensation; Expense Reimbursement.

               5.1. Advisory Fee. In consideration of the Consultant's provision of the Services to the Company, the Company shall pay the Consultant an annual fee of $312,500, which shall be paid in advance, in equal monthly installments, on the first day of each month during the Term, commencing on the first anniversary hereof; provided, however, such annual fee shall be reduced by the amount of cash dividends paid to Consultant as holder of shares of Purchased Preferred Stock during the twelve-month period immediately preceding the twelve-month period during which the annual fee is to be paid.

               5.2. Expenses. The Company shall reimburse the Consultant for all out-of-pocket expenses incurred by the Consultant in connection with the Services provided hereunder, including without limitation all travel, lodging, and similar out-of-pocket costs incurred by the Consultant in connection with, or on account of, the performance of such services.

               6.   Indemnification.   The  Company   agrees  to  indemnify  the
Consultant and its affiliates in accordance with Schedule A attached hereto.

               7. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission against facsimile confirmation or mailed by prepaid first class certified mail, return receipt requested, or mailed by overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

                  (i)  If to the Consultant, to:

                       Recovery Equity Investors II, L.P.

                              901 Mariner's Island Boulevard
                              Suite 465
                              San Mateo, CA  94404
                              Facsimile No.:  (650) 578-9842
                              Attn:  Joseph J. Finn-Egan
                                Jeffrey A. Lipkin

                              with a copy to:

                              Morgan, Lewis & Bockius LLP
                              101 Park Avenue
                              New York, NY  10178
                              Facsimile No.:  212-309-6273
                              Attn:  Ira White, Esq.

                 (ii) If to the Company, to:

                              Chadmoore Wireless Group, Inc.
                              2875 East Patrick Lane
                              Suite G
                              Las Vegas, NV  89120
                              Facsimile No.:  (702) 891-5255
                              Attn: Robert W. Moore, President and
                              Chief Executive Officer

                              with a copy to:

                              Graham & James LLP
                              400 Capitol Mall, 24th Floor
                              Sacramento, CA 95814-4411
                              Facsimile No.: (916) 441-6700
                              Attn:   Gilles S. Attia, Esq.

All such notices will (a) if delivered personally to the address as provided in this Section 7, be deemed given upon delivery, (b) if delivered by facsimile transmission to the facsimile number as provided in this Section 7, be deemed given upon facsimile confirmation, (c) if delivered by mail in the manner described above to the address as provided in this Section 7, be deemed given on the earlier of the third Business Day following mailing and the date on which received, and (d) if delivered by overnight courier to the address as provided in this Section, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 7). Any party hereto may from time to time change its address, facsimile number, or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

               8. Modifications. This Advisory Agreement constitutes the entire agreement between the parties hereto with regard to the subject matter hereof, superseding all prior understandings and agreements, whether written or oral, with respect to such subject matter. This Advisory Agreement may not be amended or modified except by a writing signed by the parties hereto.

               9. Successors and Assigns. This Advisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that neither party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other party hereto.

               10.  Captions.   Captions  have  been  inserted  solely  for  the
convenience of reference and in no way define, limit, or describe the scope or substance of any provisions of this Advisory Agreement.

               11. Severability. The provisions of this Advisory Agreement are severable, and the invalidity of any provision shall not affect the validity of any other provision.

               12. Governing Law. This Advisory Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

               13. Counterparts. This Advisory Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

               14.   Definitions.   Capitalized  terms  used  in  this  Advisory
Agreement and not otherwise defined herein shall have the respective meanings ascribed to them in the Investment Agreement.


                  [Remainder of page intentionally left blank.]








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
               IN WITNESS WHEREOF, the parties have duly executed this Advisory Agreement as of the date first above written.

                                    CHADMOORE WIRELESS GROUP, INC.


                                    By:
                                       ----------------------------------
                                          Name:
                                          Title:

                                    RECOVERY EQUITY INVESTORS  II, L.P.
                                    By:  Recovery Equity Partners II, L.P.,
                                            its General Partner


                                    By:
                                       ----------------------------------
                                         Name:   Joseph J. Finn-Egan
                                         Title:    General Partner


                                    By:
                                       ----------------------------------
                                         Name:   Jeffrey A. Lipkin
                                         Title:     General Partner




                              [Advisory Agreement]

                                                                      SCHEDULE A
                                                           to ADVISORY AGREEMENT


                                                                    May 1, 1998


                            Indemnification Agreement
                            -------------------------


Recovery Equity Investors II, L.P.
901 Mariner's Island Boulevard
Suite 465
San Mateo, CA  94404


Gentlemen:

               As part of the consideration for the agreement of Recovery Equity Investors II, L.P., a Delaware limited partnership (the "Consultant"), to furnish its services to Chadmoore Wireless Group, Inc., a Colorado corporation (the "Company"), pursuant to the terms of the Advisory Agreement, dated as of May 1, 1998, between the Consultant and the Company (as the same may be amended, supplemented, or otherwise modified from time to time, the "Advisory Agreement"), the Company agrees to indemnify and hold harmless the Consultant, its affiliates, their respective partners, officers, directors, employees, and agents, and all other persons controlling the Consultant or any of its affiliates within the meaning of either (i) Section 15 of the Securities Act of 1933, as amended, or (ii) Section 20 of the Securities Exchange Act of 1934, as amended (individually, an "Indemnified Party" and collectively, the "Indemnified Parties"), from and against, and the Company agrees that no Indemnified Person shall have any liability to the Company or its affiliates, security holders, or creditors for, all claims, liabilities, fees, penalties, expenses, losses, and damages (including without limitation the reasonable fees, charges, and disbursements of counsel) (collectively, "Losses") related to or arising out of actions taken (or omitted to be taken) by any of the Indemnified Parties pursuant to the Advisory Agreement or any Indemnified Party's role in connection therewith, and whether or not incurred in connection with any action or proceeding relating to any such act or omission; provided, however, that the Company shall not be responsible for any Losses to the extent that it is finally judicially determined that they result solely from actions taken or omitted to be taken by an Indemnified Party due to such Indemnified Party's gross negligence or willful misconduct.

               If for any reason the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by such Indemnified Party as a result of such Loss in such proportion as is appropriate to reflect not only the relative benefits received (or contemplated to be received) by the Company on the one hand and such Indemnified Party on the other hand or, if such allocation is judicially determined unavailable, in such proportion as is appropriate to reflect other equitable considerations such as the relative fault of the Company on the one hand and of such Indemnified Party on the other hand, subject to the limitation that in any event an Indemnified Party's aggregate contribution to all Losses shall not exceed the amount of fees actually received by such Indemnified Party pursuant to the Advisory Agreement.

               Promptly after receipt by an Indemnified Party of notice of any complaint or the commencement of any action or proceeding with respect to which indemnification may be sought against the Company hereunder, such Indemnified Party will notify the Company in writing of the receipt or commencement thereof, but failure to notify the Company will relieve the Company from any liability which it may have hereunder only if, and to the extent that, such failure results in the forfeiture of substantial rights and defenses on the part of such Indemnified Party, and will not in any event relieve the Company from any other obligation to any Indemnified Party. The Company shall assume the defense of such action or proceeding (including without limitation payment of reasonable fees, charges, and disbursements of counsel) insofar as such action or proceeding shall relate to any alleged Loss in respect of which indemnity may be sought against the Company. An Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees, charges and disbursements of such counsel shall be at the expense of such Indemnified Party unless employment of such counsel has been specifically authorized by the Company in writing.

               The Company shall authorize separate counsel for an Indemnified Party if the named parties to any action or proceeding (including any impleaded parties) include the Company (or any of the directors of the Company) and such Indemnified Party, and (i) in the good faith judgment of such Indemnified Party (as advised by counsel) the use of joint counsel would present such counsel with an actual or potential conflict of interest or (ii) an Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (or its directors(s)).

               The Company will reimburse each Indemnified Party for all expenses (including without limitation the reasonable fees, charges, and disbursements of counsel authorized by the Company) as they are incurred by such Indemnified Party in connection with investigating, preparing for, or defending any action, claim, or proceeding ("Action") referred to above (or enforcing this Indemnification Agreement or the Advisory Agreement) whether or not any Indemnified Party is or becomes a party to such Action, and whether or not such Action is initiated or brought by the Consultant. The Company further agrees that the Company will not settle, compromise, or consent to the entry of any judgment in any pending or threatened Action in respect of which indemnification may be sought hereunder (whether or not an Indemnified Party is a party thereto) unless the Company has given the Consultant reasonable prior written notice thereof and obtained an unconditional release of each Indemnified Party from all liability arising therefrom. No Indemnified Party shall admit any liability with respect to, settle, compromise, or consent to the entry of any judgment in any pending or threatened Action in respect of which indemnification is being sought hereunder without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed). An Indemnified Party shall not be liable to the Company or to any other person in connection with the services which it renders pursuant to the Advisory Agreement, except for such Indemnified Party's gross negligence or willful misconduct judicially determined as aforesaid. The indemnification, contribution, and expense reimbursement obligations that the Company has under this Indemnification Agreement shall be in addition to any liability the Company may otherwise have. THE CONSULTANT HEREBY AGREES, AND THE COMPANY HEREBY AGREES ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS SECURITY HOLDERS, TO WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER-CLAIM, OR ACTION ARISING OUT OF THE ADVISORY AGREEMENT, THE CONSULTANT'S PERFORMANCE THEREUNDER, OR THIS INDEMNIFICATION AGREEMENT.

               The provisions of this Indemnification Agreement shall apply to the Consultant's services under the Advisory Agreement and shall remain in full force and effect regardless of the completion or termination of the Advisory Agreement or any amendment, supplement, or other modification to or of the Advisory Agreement. This Indemnification Agreement and any other agreements relating hereto shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.


                                             Very truly yours,

                                             CHADMOORE WIRELESS GROUP, INC.

                                             By:
                                             ----------------------------------
                                                Name:
                                                Title:



Agreed to and accepted
this 1st day of May, 1998


RECOVERY EQUITY INVESTORS  II, L.P.
By  Recovery Equity Partners II, L.P.,
        its General Partner


By:
   --------------------------------
     Name:   Joseph J. Finn-Egan
     Title:    General Partner


By:
   --------------------------------
     Name:   Jeffrey A. Lipkin
     Title:     General Partner